                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the  reference to our firm under the caption  "Experts" and to the use of our report dated April 30, 2001 in the Registration Statement (Form SB-2)
and related  Prospectus  of Sunshine PCS  Corporation  for the  registration  of
1,531,593 shares of its Class A Common Stock.

                                                           /s/ Ernst & Young LLP

Stamford, Connecticut
February 1, 2002